Exhibit 99.2

Supplemental Operating and Financial Data

June 30, 2004

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

Heritage Property Investment Trust, Inc.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations

EBITDA
Selected Ratios & Bradley OP Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Value Creation Pipeline - 2004 Acquisitions / Dispositions
Value Creation Pipeline - 2004 Acquisitions Detail
Definitions

Heritage Property Investment Trust, Inc.

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of June 30, 2004, we had a portfolio of 163 shopping centers totaling approximately 27.6 million square feet of Company-owned gross leasable area, located in 29 states.  Our shopping center portfolio was approximately 92% leased as of June 30, 2004.  We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street

Boston, MA 02116

(617) 247-2200

Regional Offices

Lighthouse Point, Florida

Northbrook, Illinois

Peoria, Illinois

Hanover Park, Illinois

Speedway, Indiana

Lenexa, Kansas

Louisville, Kentucky

Redford, Michigan

Roseville, Minnesota

Florissant, Missouri

Omaha, Nebraska

Great Neck, New York

Charlotte, North Carolina

Franklin, Tennessee

Dallas, Texas

Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s:  BBB-

Moody’s:  Baa3

Fitch: BBB-

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:

Patrick O’Sullivan

Vice President, Finance & Accounting

131 Dartmouth Street

Boston, MA 02116

Phone: (617) 247-2200

Email: posullivan@heritagerealty.com

FRB / Weber Shandwick:

Claire Koeneman

(Analyst information)

Phone: (312) 640-6745

Joe Calabrese

(General information)

Phone: (212) 445-8434

Heritage Website:   www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Andrew Rosivach	(212) 325-6205

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

Goldman Sachs	Carey Callaghan	(212) 902-1000
	Michael Bilerman	(212) 902-1970

Green Street Advisors	John Herald	(949) 640-8780
	Barbara Hoogland	(949) 640-8780

Legg Mason	David Fick	(410) 454-5018
Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Suzanne Sorkin	(212) 761-6385

UBS Warburg	Keith Mills	(212) 713-3098
	Ian Weissman	(212) 713-8602

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Heritage Property Investment Trust, Inc.

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Diluted Funds from Operations (FFO)	$30,989	$27,699	$63,131	$57,106
FFO per share - Diluted	$0.66	$0.65	$1.34	$1.36

Funds Available for Distribution (FAD)	$21,950	$22,385	$50,360	$48,995
FAD per share - Diluted	$0.46	$0.53	$1.07	$1.16

EBITDA	$51,256	$46,806	$102,625	$95,027
EBITDA per share - Diluted	$1.09	$1.11	$2.18	$2.26

Net Income Attributable to Common Shareholders	$12,207	$8,679	$23,093	$19,899
Basic	$0.26	$0.21	$0.50	$0.48
Diluted	$0.26	$0.21	$0.49	$0.48

Dividends Paid per Share and Unit	$0.525	$0.525	$1.05	$1.05
Payout ratio of diluted FFO per share	80%	80%	78%	77%
Payout ratio of diluted FAD per share	113%	99%	98%	90%

Other Operating Items:
Total real estate revenue	$79,469	$71,995	$160,465	$146,818
Straight line rent and SFAS 141 income adjustment	$1,111	$1,598	$1,948	$2,551
Lease termination fee income	$285	$142	$581	$591
Amortization of stock-based compensation	$1,558	$1,896	$2,905	$3,534
Capitalized interest expense	$—	$—	$—	$—
Scheduled principal amortization on mortgages	$2,685	$2,844	$5,396	$4,879

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets

(in thousands of dollars, except per-share data)

	June 30, 2004	December 31, 2003
	(unaudited)
ASSETS
Real estate investments	$2,427,528	$2,399,973
Less: accumulated depreciation	(281,639)	(242,741)
Real estate investments, net	2,145,889	2,157,232

Cash and cash equivalents	69,144	5,464
Accounts receivable, net of allowance for doubtful accounts of $9,729 in 2004 and $8,770 in 2003	33,278	25,514
Prepaids and other assets	27,944	13,608
Investment in joint venture	3,300	—
Deferred financing and leasing costs	29,528	25,757
Total assets	$2,309,083	$2,227,575

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$632,696	$632,965
Unsecured notes payable	399,811	201,490
Line of credit facility	191,000	243,000
Accrued expenses and other liabilities	83,911	82,115
Accrued distributions	24,710	24,438
Total liabilities	1,332,128	1,184,008
Minority interests:
Series B Preferred Units	—	50,000
Series C Preferred Units	25,000	25,000
Exchangeable limited partnership units	7,455	7,670
Other minority interest	2,425	2,425
Total minority interests	34,880	85,095

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 46,725,698 and 46,208,574 shares issued and outstanding at June 30, 2004 and December 31, 2003, respectively	47	46
Additional paid-in capital	1,148,083	1,136,516
Cumulative distributions in excess of net income	(202,233)	(176,267)
Other comprehensive income	1,620	—
Unearned compensation	(5,442)	(1,823)
Total shareholders’ equity	942,075	958,472
Total liabilities and shareholders’ equity	$2,309,083	$2,227,575

Heritage Property Investment Trust, Inc.

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
Real estate revenue:
Rentals	$60,672	$55,463	$120,729	$110,558
Percentage rent	940	930	2,629	2,894
Recoveries	17,626	15,336	36,348	32,575
Other property	231	266	759	791
Total revenue	79,469	71,995	160,465	146,818
Real estate operating expenses:
Property operating expenses	10,339	9,630	23,168	21,469
Real estate taxes	12,450	10,276	24,383	20,673
Net operating income	56,680	52,089	112,914	104,676
Other operating expense (income):
Depreciation and amortization	21,867	19,103	43,337	38,224
Interest	19,415	17,165	37,030	34,042
General and administrative	5,664	6,310	10,947	11,313
Interest and other income	(67)	(396)	(271)	(425)
Total other operating expense (income)	46,879	42,182	91,043	83,154
Income before allocation to minority interests	9,801	9,907	21,871	21,522
Income allocated to exchangeable limited partnership units	(78)	(68)	(143)	(88)
Income allocated to Series B & C Preferred Units	(555)	(1,664)	(1,763)	(3,328)
Income before discontinued operations	9,168	8,175	19,965	18,106
Discontinued operations:
Operating income from discontinued operations	51	504	140	984
Gains on sales of discontinued operations	2,988	—	2,988	809
Income from discontinued operations	3,039	504	3,128	1,793
Net income attributable to common shareholders	$12,207	$8,679	$23,093	$19,899

Basic per share data:
Income before discontinued operations	$0.20	$0.20	$0.43	$0.44
Income from discontinued operations	0.06	0.01	0.07	0.04

Income attributable to common shareholders	$0.26	$0.21	$0.50	$0.48

Diluted per share data:
Income before discontinued operations	$0.20	$0.20	$0.42	$0.44
Income from discontinued operations	0.06	0.01	0.07	0.04

Income attributable to common shareholders	$0.26	$0.21	$0.49	$0.48

Heritage Property Investment Trust, Inc.

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Funds from Operations:

Net income	$12,207	$8,679	$23,093	$19,899
Add (deduct):
Depreciation and amortization (real estate-related)	21,692	18,952	42,883	37,928
Net gains on sales of real estate investments	(2,988)	—	(2,988)	(809)

Funds from Operations (FFO)	$30,911	$27,631	$62,988	$57,018

Funds from Operations - Diluted:

FFO	$30,911	$27,631	$62,988	$57,018
Add:
Income allocated to exchangeable limited partnership units	78	68	143	88

FFO - Diluted	$30,989	$27,699	$63,131	$57,106

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

Funds from Operations - Diluted	$30,989	$27,699	$63,131	$57,106
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(1,111)	(1,598)	(1,948)	(2,551)
Maintenance capital expenditures	(2,467)	(2,540)	(3,758)	(3,296)
Tenant improvement and leasing commissions	(7,364)	(3,647)	(10,709)	(7,037)
Capitalized interest	—	—	—	—
Amortization of financing costs	517	462	979	924
Amortization of debt premiums and discounts	(380)	(206)	(760)	(323)
Amortization of the effective portion of interest rate swap	(30)	—	(30)	—
Stock-based compensation and SERP	$1,796	$2,215	$3,455	$4,172

Funds Available for Distribution	$21,950	$22,385	$50,360	$48,995

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003		2004	2003

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	46,726	41,783		46,551	41,689

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	—	—		340	340
Effect of stock options and dilutive stock-based compensation	159	180		278	42

Weighted average shares outstanding for diluted EPS	46,885	41,963	(1)	47,169	42,071

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	340	340		340	340
Effect of stock options and dilutive stock-based compensation	159	180		278	42

Weighted average shares outstanding for diluted FFO per share	47,225	42,303		47,169	42,071

(1) - In accordance with SFAS No. 128, the calculation of weighted average shares outstanding for diluted EPS for the three-months ended June 30, 2003, has been restated to exclude exchangeable limited partnership units. The “control number” in determining whether potential common shares are dilutive (income before discontinued operations) has been restated in accordance with SFAS No. 144, and as a result, the effect on basic earnings per common share of including the exchangeable limited partnership units is anti-dilutive.

Heritage Property Investment Trust, Inc.

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
EBITDA:

Net income	$12,207	$8,679	$23,093	$19,899
Add (deduct):
Net gains on sales of real estate investments	(2,988)	—	(2,988)	(809)
Income allocated to exchangeable limited partnership units	78	68	143	88
Income allocated to Series B & C Preferred Units	555	1,664	1,763	3,328
Depreciation and amortization	21,867	19,103	43,337	38,224
Interest	19,415	17,165	37,030	34,042
Taxes	122	127	247	255
EBITDA	$51,256	$46,806	$102,625	$95,027

Heritage Property Investment Trust, Inc.

Selected Ratios

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.26	2.16	2.32	2.25
EBITDA / (Interest+Principal+Preferred Distributions)
Interest Coverage Ratio	2.64	2.73	2.77	2.79
EBITDA / Interest

OPERATING RATIOS
General and administrative expense as a % of total revenue	7.1%	8.6%	6.8%	7.6%
Net operating income (NOI) margin	71%	72%	70%	71%
Property operating expense recovery ratio	77%	77%	76%	77%
Unencumbered NOI as a % of total NOI	52%	54%	53%	55%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of and for the Three Months Ended June 30,
	2004	2003

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,427,528	$2,244,968
Cash and cash equivalents	69,144	5,898
Prepaids and other assets	27,944	14,309

Total asset cost (GAAP basis)	$2,524,616	$2,265,175

Mortgage loans payable	$632,696	$597,257
Unsecured notes payable	399,811	201,490
Line of credit facility	191,000	264,000

Total outstanding debt	$1,223,507	$1,062,747

Total outstanding debt / Total asset cost (GAAP basis)	48.5%	46.9%
Test level	60.0%	60.0%

INTEREST COVERAGE
Income available for debt service (EBITDA)	$51,256	$46,806

Service charge (Interest expense)	$19,415	$17,165

Annualized income available for debt service / Annualized service charge	2.64	2.73
Test level	1.50	1.50

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,524,616	$2,265,175

Secured debt	$632,696	$597,257

Secured debt / Total asset cost (GAAP basis)	25.1%	26.4%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,435,981	$1,253,879

Unsecured notes payable	$399,811	$201,490
Line of credit facility	191,000	264,000

Total unsecured debt	$590,811	$465,490

Unencumbered asset cost (GAAP basis) / Total unsecured debt	243.1%	269.4%
Test level	150.0%	150.0%

Heritage Property Investment Trust, Inc.

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal June 30, 2004

Mortgage loans payable	$632,696
Unsecured notes payable	399,811
Line of credit facility	191,000

Total debt	$1,223,507

Equity

(in thousands)

	Shares & Units Outstanding at 6/30/04	$ Value Equivalent (1)
Common Stock	46,724	$1,264,351
Operating Partnership Units	340	9,200
Preferred Operating Partnership Units	1,000	25,000
		$1,298,552

Total market capitalization		$2,522,059

Total Debt to Total Market Capitalization		48.5%

(1)  Value based on stock price of $27.06 per share as of the market close on June 30, 2004.

Heritage Property Investment Trust, Inc.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2004 (1)	2005	2006	2007	2008	Thereafter	Total (2)

Amount	$121,189	$235,676	$25,227	$43,113	$119,477	$670,076	$1,214,758

(1) Represents the period from July 1, 2004 through December 31, 2004.

(2) The aggregate repayment amount of $1,214,758 does not reflect the unamortized mortgage loan premiums totaling $10,428 related to the assumption of eleven mortgage loans with above-market contractual interest rates and the unamortized original issue discount of $1,679 on the April 2004 bond issuance.

Unsecured Line of Credit - Due April 29, 2005

Total Facility	Outstanding at 6/30/04	Letters of Credit	Remaining Capacity

$350,000	$191,000	$—	$159,000

Unsecured and Secured Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	$590,811	48.29%	4.90%	4.2	years
Secured Debt	632,696	51.71%	7.46%	5.9	years
Total Debt	$1,223,507	100.00%	6.23%	5.1	years

Floating and Fixed Rate Debt Analysis

	Amount	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	$205,800	16.82%	2.19%	1.4	years
Fixed Rate Debt	1,017,707	83.18%	7.04%	5.9	years
Total Debt	$1,223,507	100.00%	6.23%	5.1	years

Heritage Property Investment Trust, Inc.

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2004 (1)	2005	2006	2007	2008	Thereafter	Total

Mortgage loans payable:

Miracle Hills Park	$3,552	—	—	—	—	—	3,552
The Commons of Chancellor Park	12,177	—	—	—	—	—	12,177
Franklin Square	223	13,583	—	—	—	—	13,806
Williamson Square	172	10,833	—	—	—	—	11,005
Riverchase Village Shopping Center	158	9,764	—	—	—	—	9,922
Meridian Village Plaza (2)	138	292	4,841	—	—	—	5,271
Spring Mall	56	120	8,021	—	—	—	8,197
Southport Centre	76	160	171	9,593	—	—	10,000
Long Meadow Commons (2) (3)	149	317	344	8,717	—	—	9,527
Innes Street Market	166	352	380	12,098	—	—	12,996
Southgate Shopping Center	51	110	119	2,166	—	—	2,446
Salem Consumer Square	221	455	504	558	8,778	—	10,516
St. Francis Plaza	89	191	207	225	243	—	955
Buckingham Place (2)	28	63	69	74	79	5,054	5,367
County Line Plaza (2)	94	205	222	240	256	16,002	17,019
Trinity Commons (2)	78	171	185	200	214	13,776	14,624
8 shopping centers, cross collaterialized	804	1,705	1,843	1,993	2,154	72,132	80,631
Montgomery Commons (2)	34	79	86	94	100	7,437	7,830
Warminster Towne Center (2)	115	260	283	307	329	18,657	19,951
Clocktower Place (2)	55	121	132	144	154	12,009	12,615
545 Boylston Street and William J. McCarthy Building	307	655	711	772	838	31,808	35,091
29 shopping centers, cross collateralized	1,160	2,520	2,728	2,955	3,147	224,115	236,625
Spradlin Farm (2)	84	189	203	219	232	16,440	17,367
Berkshire Crossing	297	611	630	651	671	11,940	14,800
Grand Traverse Crossing	173	366	394	424	457	11,643	13,457
Salmon Run Plaza (2)	150	319	349	381	417	3,192	4,808
Elk Park Center	140	297	321	346	374	6,906	8,384
Grand Traverse Crossing - Wal-Mart	79	165	179	193	208	4,415	5,239
Montgomery Towne Center	179	382	393	307	335	5,626	7,222
Bedford Grove - Wal-Mart	72	152	164	178	191	3,382	4,139
Berkshire Crossing - Home Depot/Wal-Mart	112	239	258	278	300	5,542	6,729

Total mortgage loans payable	$21,189	44,676	23,737	43,113	19,477	470,076	622,268

Unsecured notes payable (4)	100,000	—	1,490	—	100,000	200,000	401,490
Line of credit facility	—	191,000	—	—	—	—	191,000

Total indebtedness	$121,189	235,676	25,227	43,113	119,477	670,076	1,214,758

(1)  Represents the period from July 1, 2004 through December 31, 2004.

(2)  The aggregate repayment amount of $622,268 does not reflect the unamortized mortgage loan premiums totaling $10,428 related to the assumption of eleven mortgage loans with above-market contractual interest rates.

(3)  Property is encumbered by two mortgage loans maturing in July 2007.

(4)  The aggregate repayment amount of $401,490 does not reflect the unamortized original issue discount of $1,679 related to the April 2004 bond issuance.

Heritage Property Investment Trust, Inc.

Summary of Mortgage Loans Payable

(in thousands of dollars)

Property	Lender	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At June 30, 2004 Unamortized Mortgage Premium	Carrying Value

Miracle Hills Park	Lutheran Brotherhood	Aug-04	8.28%	8.28%	$3,552	$—	$3,552
The Commons of Chancellor Park	Principal Mutual Life Insurance	Nov-04	8.48%	8.48%	12,177	—	12,177
Franklin Square	Principal Mutual Life Insurance	Jun-05	9.00%	9.00%	13,806	—	13,806
Williamson Square	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	11,005	—	11,005
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	9,922	—	9,922
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	5,271	282	5,553
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,197	—	8,197
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	10,000	—	10,000
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,527	768	10,295
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,996	—	12,996
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,446	—	2,446
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,516	—	10,516
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	955	—	955
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,367	474	5,841
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	17,019	1,729	18,748
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,624	1,499	16,123
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	80,631	—	80,631
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,830	771	8,601
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,951	2,125	22,076
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,615	1,732	14,347
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	35,091	—	35,091
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	236,625	—	236,625
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,367	759	18,126
Berkshire Crossing	M & T Bank	Nov-12	3.11%	3.11%	14,800	—	14,800
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,457	—	13,457
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,808	289	5,097
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,384	—	8,384
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,239	—	5,239
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	7,222	—	7,222
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	4,139	—	4,139
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,729	—	6,729

Total/Weighted average			7.46%	7.87%	$622,268	$10,428	$632,696

(1)  Property is encumbered by two mortgage loans.

Heritage Property Investment Trust, Inc.

Other Securities

Security Issued:                                               Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 6/30/04	-	$198,321,000
Maturity	-	April 15, 2014
Contractual rate	-	5.125%
Effective rate	-	5.33%

Security Issued:                                               Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/04	-	$100,000,000
Maturity	-	November 15, 2004
Contractual and effective rate	-	7.00%

Security Issued:                                               Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/04	-	$100,000,000
Maturity	-	January 15, 2008
Contractual and effective rate	-	7.20%

Security Issued:                                               Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/04	-	$1,490,000
Maturity	-	March 15, 2006
Contractual and effective rate	-	8.875%

Security Issued:                                               Series C Cumulative Redeemable Units of Bradley OP (1)
Perpetual Preferred

Carrying value at 6/30/04	-	$25,000,000
Units Outstanding	-	1,000,000
Conversion	-	Convertible into Heritage Preferred Stock 1:1 in 2009
Dividend	-	8.875%
Callable by Bradley OP	-	Five years from date of issuance (September 7, 1999)

Security Issued:                                               Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 6/30/04	-	$7,455,000
Units Outstanding	-	340,270 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company and owns 106 properties at June 30, 2004.

Heritage Property Investment Trust, Inc.

Portfolio Overview Summary - June 30, 2004

Number of shopping centers	163
Number of office buildings	3

Total real estate owned	166

Company-owned shopping center GLA	27,606,170
Company-owned office building net rentable square feet	222,698

Total	27,828,868

% Leased - Total Portfolio	91.8%

Average square foot size of shopping centers - Company-owned GLA	169,000
Average square foot size of shopping centers - Total GLA	201,000

Average number of shopping center anchor tenants	2.7

Grocer-anchored shopping centers as a% of total shopping centers	74%

% of total NOI produced by grocer-anchored shopping centers	72%

Heritage Property Investment Trust, Inc.

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

Geographic Area	Number of Properties	Total Owned GLA	% of Total	Annualized Based Rent	% of Total

East:
North Carolina	10	2,725,205	9.79%	$25,426,061	10.47%
New York	15	1,164,827	4.19%	16,858,512	6.94%
Massachusetts	6	1,107,119	3.98%	15,003,110	6.18%
Florida	5	1,036,299	3.72%	7,451,958	3.07%
Tennessee	3	887,818	3.19%	5,883,401	2.42%
New Hampshire	4	811,423	2.92%	6,005,280	2.47%
Pennsylvania	3	686,117	2.47%	5,394,199	2.22%
New Jersey	2	505,382	1.82%	5,110,058	2.10%
Alabama	3	450,172	1.62%	4,057,819	1.67%
Maine	1	254,378	0.91%	1,632,990	0.67%
Vermont	1	224,514	0.81%	1,842,083	0.76%
Mississippi	1	221,567	0.80%	2,982,133	1.23%
Virginia	1	181,055	0.65%	2,347,690	0.97%
Georgia	1	141,072	0.51%	693,130	0.29%
Connecticut	1	125,710	0.45%	1,199,157	0.49%
Subtotal	57	10,522,658	37.81%	$101,887,581	41.97%

Midwest:
Illinois	18	3,382,729	12.16%	$31,221,048	12.86%
Minnesota	17	2,643,364	9.50%	24,088,216	9.92%
Indiana	13	2,621,138	9.42%	17,903,177	7.37%
Missouri	9	1,609,963	5.79%	13,214,175	5.44%
Wisconsin	11	1,313,415	4.72%	9,341,957	3.85%
Texas	7	968,230	3.48%	12,297,716	5.07%
Kansas	6	932,186	3.35%	5,497,856	2.26%
Michigan	4	919,820	3.31%	7,084,142	2.92%
Iowa	7	726,552	2.61%	3,471,316	1.43%
Ohio	3	669,682	2.41%	5,237,117	2.16%
Kentucky	5	653,887	2.35%	5,031,869	2.07%
Nebraska	7	633,918	2.28%	4,808,410	1.98%
South Dakota	1	195,526	0.70%	1,304,324	0.54%
New Mexico	1	35,800	0.13%	401,670	0.17%
Subtotal	109	17,306,210	62.19%	$140,902,993	58.03%

Total	166	27,828,868	100.00%	$242,790,574	100.00%

Heritage Property Investment Trust, Inc.

Top Tenants by Annualized Base Rent

	Tenant	# of Stores	Total GLA	GLA as a% of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business

1	TJX Companies (3)	46	1,422,580	5.11%	$12,607,938	5.19%	Off Price/Soft Goods
2	Kroger (4)	13	720,708	2.59%	5,050,338	2.08%	Grocer
3	Supervalu (5)	10	657,733	2.36%	4,768,895	1.96%	Grocer
4	Wal-Mart	9	842,962	3.03%	3,533,264	1.46%	Discount
5	Roundy’s (6)	9	541,046	1.94%	3,530,402	1.45%	Grocer
6	Barnes & Noble	8	203,436	0.73%	3,299,831	1.36%	Books
7	Charming Shoppes (7)	37	308,183	1.11%	3,270,017	1.35%	Discount / Apparel
8	Home Depot	4	459,073	1.65%	3,040,475	1.25%	Home Improvement
9	OfficeMax	12	317,020	1.14%	3,014,852	1.24%	Office Products
10	Staples	11	278,043	1.00%	2,916,860	1.20%	Office Products
11	Safeway (8)	5	327,249	1.18%	2,900,020	1.19%	Grocer
12	Hy-Vee	9	535,066	1.92%	2,607,003	1.07%	Grocer
13	Hallmark	41	209,793	0.75%	2,514,900	1.04%	Cards/Gifts
14	Blockbuster	24	149,795	0.54%	2,498,480	1.03%	Video Sales / Rentals
15	Walgreens	15	192,330	0.69%	2,318,230	0.95%	Drug Store
16	Circuit City	6	181,149	0.65%	2,223,009	0.92%	Electronics
17	Linens N Things	6	183,305	0.66%	2,166,324	0.89%	Soft Goods
18	PetsMart	8	202,617	0.73%	2,072,267	0.85%	Pet Supplies
19	Dollar Tree	30	242,607	0.87%	2,067,501	0.85%	Discount
20	Associated Wholesale Grocers (9)	5	369,269	1.33%	2,057,443	0.85%	Grocer

(1)   We calculate annualized base rent for all leases in place in which tenants are in occupancy at June 30, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)   Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $242,538,574.

(3)   TJX Companies include: TJ Maxx (21), Marshalls (16),  A.J. Wright (5), Homegoods (2) and Bob’s Stores (2).

(4)   The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)   Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)   Roundy’s, Inc. includes: Pick N Save (5) and Rainbow Foods (4).

(7)   Charming Shoppes includes: Fashion Bug (28), Lane Bryant (6) and Catherine’s (3).

(8)   Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

(9)   Associated Wholesale Grocers includes (5) Price Chopper locations.

Heritage Property Investment Trust, Inc.

Anchor Lease Expiration Roll Out - June 30, 2004 (1)

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)

2004 (remaining)	7	257,785	1.6%	$1,530,778	1.3%	$5.94
2005	19	529,189	3.3%	3,146,194	2.6%	5.95
2006	37	1,434,587	8.9%	7,683,383	6.4%	5.36
2007	35	1,287,355	8.0%	8,212,824	6.9%	6.38
2008	36	1,332,285	8.2%	8,980,232	7.5%	6.74
2009	50	1,757,784	10.9%	14,275,337	12.0%	8.12
2010	30	1,096,941	6.8%	8,719,706	7.3%	7.95
2011	27	1,130,951	7.0%	9,554,984	8.0%	8.45
2012	23	763,878	4.7%	7,467,890	6.3%	9.78
2013	25	1,138,555	7.0%	8,482,813	7.1%	7.45
2014 and Thereafter	107	5,437,207	33.6%	41,356,248	34.6%	7.61

Totals	396	16,166,517	100.0%	$119,410,389	100.0%	$7.39

(1)   We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2)   Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3)   Represents Expiring Base Rent divided by Expiring Square Feet.

Heritage Property Investment Trust, Inc.

Non-Anchor Lease Expiration Roll Out - June 30, 2004

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2004 (remaining)	266	600,211	6.39%	$7,531,430	5.70%	$12.55
2005	539	1,628,968	17.34%	22,403,104	16.95%	13.75
2006	530	1,577,897	16.80%	21,476,737	16.25%	13.61
2007	454	1,459,530	15.54%	20,280,688	15.35%	13.90
2008	374	1,359,258	14.47%	19,420,682	14.70%	14.29
2009	263	984,398	10.48%	13,935,071	10.54%	14.16
2010	105	443,652	4.72%	7,056,509	5.34%	15.91
2011	72	326,777	3.48%	4,675,252	3.54%	14.31
2012	63	269,288	2.87%	4,492,067	3.40%	16.68
2013	55	244,518	2.60%	3,816,639	2.89%	15.61
2014 and Thereafter	105	498,146	5.30%	7,064,449	5.35%	14.18

Totals	2,826	9,392,643	100.00%	$132,152,628	100.00%	$14.07

(1)   Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)   Represents Expiring Base Rent divided by Expiring Square Feet.

Heritage Property Investment Trust, Inc.

Total Lease Expiration Roll Out - June 30, 2004

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2004 (remaining)	273	857,996	3.4%	$9,062,208	3.6%	$10.56
2005	558	2,158,157	8.4%	25,549,298	10.2%	11.84
2006	567	3,012,484	11.8%	29,160,120	11.6%	9.68
2007	489	2,746,885	10.7%	28,493,512	11.3%	10.37
2008	410	2,691,543	10.5%	28,400,914	11.3%	10.55
2009	313	2,742,182	10.7%	28,210,408	11.2%	10.29
2010	135	1,540,593	6.0%	15,776,215	6.3%	10.24
2011	99	1,457,728	5.7%	14,230,236	5.7%	9.76
2012	86	1,033,166	4.0%	11,959,957	4.8%	11.58
2013	80	1,383,073	5.4%	12,299,452	4.9%	8.89
2014 and Thereafter	212	5,935,353	23.2%	48,420,697	19.2%	8.16

Totals	3,222	25,559,160	100.0%	$251,563,017	100.0%	$9.84

(1)   Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)   Represents Expiring Base Rent divided by Expiring Square Feet.

Heritage Property Investment Trust, Inc.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended	Six Months Ended	Year Ended December 31,
	June 30, 2004	June 30, 2004	2003	2002	2001
New Leases
Number of new leases signed	60	122	238	268	231
GLA leased (sq. ft. at end of period)	342,771	590,300	1,011,736	1,061,614	849,453
New base rent/sq. ft. (1)	$9.59	$10.25	$10.13	$10.48	$10.44
Expiring base rent/sq. ft. (2)	$8.78	$9.09	$9.62	$9.55	$9.04
Percentage growth in base rent	9.3%	12.8%	5.3%	9.7%	15.5%

Renewals
Number of renewals signed	101	210	392	398	337
GLA leased (sq. ft. at end of period)	421,091	949,263	1,863,236	1,577,270	1,144,299
New base rent/sq. ft.	$12.22	$11.42	$10.62	$11.04	$10.92
Expiring base rent/sq. ft.	$11.59	$10.90	$10.09	$10.51	$9.89
Percentage growth in base rent	5.5%	4.8%	5.2%	5.0%	10.4%

Total New Leases and Renewals
Number of new leases and renewals signed	161	332	630	666	568
GLA leased (sq. ft. at end of period)	763,862	1,539,563	2,874,972	2,638,884	1,993,752
New base rent/sq. ft.	$11.04	$10.97	$10.44	$10.81	$10.72
Expiring base rent/sq. ft.	$10.33	$10.20	$9.92	$10.12	$9.53
Percentage growth in base rent	6.9%	7.5%	5.2%	6.8%	12.5%

(1)   New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)   Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)   Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and new developed square footage.

Heritage Property Investment Trust, Inc.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions (1)

	Three Months Ended	Six Months Ended	Year Ended December 31,
	June 30, 2004	June 30, 2004	2003	2002	2001
Average number of square feet	27,801,000	27,793,000	26,792,000	25,117,000	23,308,000

Maintenance capital expenditures	$2,467,000	$3,758,000	$8,408,000	$8,145,000	$5,466,000

Per square foot	$0.09	$0.14	$0.31	$0.32	$0.23

Tenant improvements	$6,402,000	$8,779,000	$11,938,000	$11,876,000	$12,615,000
Leasing commissions	962,000	1,930,000	4,931,000	4,461,000	2,030,000
Total	$7,364,000	$10,709,000	$16,869,000	$16,337,000	$14,645,000

Per square foot	$0.26	$0.39	$0.63	$0.65	$0.63

(1)   Historical capital expenditures, tenant improvement costs and leasing commissions exclude amounts related to expansions and re-developments.

Heritage Property Investment Trust, Inc.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003		2004	2003

Total income	$71,848	$70,448		$144,364	$142,492
Operating expenses	(20,325)	(19,488)		(42,538)	(41,178)

Net operating income	51,523	50,960	1.1%	101,826	101,314	0.5%

Less: Lease termination income	(286)	(142)		(581)	(590)

Net operating income, as adjusted	$51,237	$50,818	0.8%	$101,245	$100,724	0.5%

Heritage Property Investment Trust, Inc.

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	94%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$945,135	$9.92
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned)	$1,849,970	$10.49
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	92%	178,511	190,611	128,225	Bruno’s Supermarket	$1,262,714	$7.07
						Best Buy
						PetsMart

Connecticut
Torrington Plaza	1963/1994	91%	125,710	132,910	42,037	TJ Maxx	$1,199,157	$9.54
						Staples

Florida
Barton Commons	1989	40%	215,049	218,049	52,039	Bealls Dept. Store	$431,934	$2.01
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,904	202,404	162,486	Publix Supermarket	$2,033,115	$10.22
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,852,113	$7.99
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping Center	1959/1998	75%	207,049	207,049	88,404	Winn Dixie Supermarket	$1,609,289	$7.77
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (8)	1959/1992	99%	183,467	186,967	111,831	Publix Supermarket	$1,525,507	$8.31
						TJ Maxx
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia
Shenandoah Plaza	1987	99%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$693,130	$4.91
						Wal-Mart/Big Lots/ACS

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Illinois
Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$291,831	$4.73

Butterfield Square	1997	100%	106,767	121,370	51,677	Sunset Foods	$1,434,757	$13.44

The Commons of Chicago Ridge	1992/1999	100%	324,080	324,080	263,589	Home Depot	$3,844,773	$11.86
						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness
						Michaels

The Commons of Crystal Lake	1995/1998	98%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,181,264	$11.65
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby (Ground Lease)	$1,635,883	$6.75
						TJ Maxx

Fairhills Shopping Center	1971/1989	79%	107,614	117,714	49,330	Jewel Foods/Osco Drugs	$556,073	$5.17

Heritage Square	1992	98%	210,852	210,852	164,706	Circuit City	$2,558,827	$12.14
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture

High Point Centre	1988	96%	240,002	240,002	141,068	Cub Foods	$2,344,066	$9.77
						Office Depot
						Babies R Us
						Big Lots

Long Meadow Commons	1996	95%	118,471	118,471	65,816	Dominick’s Supermarket	$1,646,940	$13.90

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$530,455	$13.69
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,335,033	$8.87
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Rollins Crossing	1995/1998	100%	150,576	344,696	283,704	Super K-Mart (Non-Owned)	$1,146,745	$7.62
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,131,611	$8.09
						U.S. Post Office

Sheridan Village	1954/1995	93%	303,915	303,915	177,409	Bergner’s Dept Store	$2,321,238	$7.64
						Cohen’s Furniture Co.

Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$757,121	$8.96

Twin Oaks Centre	1991	97%	98,197	98,197	59,682	Hy-Vee Supermarket	$696,275	$7.09

Wardcliffe Shopping Center	1976/1977	89%	67,681	67,681	48,341	CVS	$340,949	$5.04
						Big Lots

Westview Center	1992	78%	325,507	416,307	184,265	Cub Foods	$2,467,207	$7.58
						Marshalls
						Value City Dept. Store (Non-Owned)
						Fashion Bug

Indiana
Apple Glen Crossing	2001/2002	97%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,755,628	$11.67
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	90%	268,589	271,389	213,950	Kroger Supermarket	$1,813,635	$6.75
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	97%	98,342	110,342	49,773	Amelia’s Supermarket	$725,863	$7.38

Germantown Shopping Center	1985	72%	230,640	237,840	114,905	Beuhler’s Supermarket	$1,078,514	$4.68
						Elder Beerman Department Store
						Peebles Department Store

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$413,584	$4.02

Lincoln Plaza	1968	94%	95,814	95,814	39,104	Kroger Supermarket	$637,956	$6.66

Martin’s Bittersweet Plaza	1992	100%	78,245	81,255	61,079	Martin’s Supermarket	$574,390	$7.34
						Osco Drug

Meridian Village	1990	97%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,284,754	$9.82
						Godby Home Furnishings

Rivergate Shopping Center	1982	97%	133,086	137,486	108,086	Super Foods	$537,488	$4.04
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Sagamore Park Centre	1982	94%	118,436	118,436	66,063	Payless Supermarket	$939,180	$7.93

Speedway SuperCenter	1960/1998	88%	569,879	569,879	252,624	Kroger Supermarket	$4,776,191	$8.38
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	89%	312,187	314,987	115,325	US Factory Outlet	$1,853,731	$5.94
						AJ Wright
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale Commons	1957/1993	75%	331,912	331,912	168,409	Stein Mart	$1,512,263	$4.56
						Dunham’s Sporting Goods
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots

Iowa
Burlington Plaza West	1989	34%	88,118	92,118	N/A	N/A	$245,783	$2.79

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,531	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	86%	113,713	116,513	76,896	Hy-Vee Supermarket	$603,892	$5.31

Parkwood Plaza	1992	38%	126,369	126,369	N/A	N/A	$352,352	$2.79

Southgate Shopping Center	1972/1996	86%	155,399	155,399	102,065	Hy-Vee Supermarket	$497,613	$3.20
						Big Lots

Spring Village	1980/1991	98%	90,263	92,763	45,763	Eagle Foods	$468,681	$5.19

Warren Plaza	1980/1993	94%	90,102	187,135	148,525	Hy-Vee Supermarket	$657,464	$7.30
						Target (Non-Owned)
Kansas
Mid State Plaza	1971	78%	286,601	293,101	157,017	Ashley Furniture Home Store	$633,005	$2.21
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	100%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,283,718	$9.60

Shawnee Parkway Plaza	1979/1995	96%	92,213	92,213	59,128	Price Chopper Supermarket	$660,813	$7.17

Village Plaza	1975	88%	55,698	55,698	31,431	Falley’s Food 4 Less	$250,094	$4.49

Westchester Square	1968/1998	95%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,373,013	$8.32

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

West Loop Shopping Center	1986/1998	89%	199,032	199,032	78,558	Dillons Supermarket	$1,297,213	$6.52
						Waters True Value
Kentucky
Camelot Shopping Center	1969/1997	66%	150,571	150,571	61,500	Winn Dixie Supermarket	$678,229	$4.50
						Gatti’s Pizza

Dixie Plaza	1987	100%	48,021	82,804	59,383	Winn Dixie Supermarket	$386,731	$8.05
						Frank’s Nursery (Non-Owned)

Midtown Mall	1970/1994	94%	153,828	153,828	106,271	Kroger Supermarket	$958,092	$6.23
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	93%	164,454	186,254	39,399	Kroger Supermarket	$1,390,692	$8.46

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,618,125	$11.81
						H.H. Gregg (Non-Owned)
Maine
Pine Tree Shopping Center	1958/1973	100%	254,378	254,378	200,178	Shaw’s Supermarket (Ground Lease)	$1,632,990	$6.42
						Mardens
						Jo-Ann Fabrics
						AJ Wright
						Packard Development
Massachusetts
Berkshire Crossing	1996	100%	446,286	446,286	389,561	Price Chopper Supermarket	$3,445,037	$7.72
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$623,856	$7.99

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw’s Supermarket	$3,652,779	$12.33
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$1,021,333	$9.83
						TJ Maxx
Michigan
Cherry Hill Marketplace	1992/1999	78%	122,132	125,032	53,739	Farmer Jacks	$1,150,355	$9.42

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,696,188	$6.96
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$997,250	$7.92
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Redford Plaza	1956/1987	97%	284,448	284,448	194,014	Kroger Supermarket	$2,240,349	$7.88
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network
Minnesota
Austin Town Center	1999	47%	110,680	200,680	170,789	Staples	$482,783	$4.36
						Target (Non-Owned)

Brookdale Square	1971/1994	78%	185,883	185,883	133,620	Circuit City	$889,483	$4.79
						Office Depot
						Brookdale Theater
						Pep Boys
						Up Front Event Center

Burning Tree Plaza	1987/1998	98%	173,929	173,929	117,716	Best Buy	$1,548,096	$8.90
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	95%	123,350	123,350	90,946	Rainbow Foods	$840,898	$6.82
						Slumberland Clearance

Division Place	1991	91%	129,753	134,753	24,016	TJ Maxx	$1,403,311	$10.82

Elk Park Center	1995/1999	100%	204,992	302,635	192,843	Cub Foods	$1,999,510	$9.75
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	92%	434,228	434,228	226,838	Cub Foods	$4,432,081	$10.21
						Barnes & Noble
						Marshalls
						TJ Maxx
						AMC Theatres
						Michaels

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Hub West (9)
Richfield Hub	1952/1992	100%	214,855	217,655	129,400	Rainbow Foods	$2,438,196	$11.35
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	96%	120,487	150,687	72,371	Rainbow Foods	$1,698,178	$14.09
						Walgreens (Non-Owned)

Roseville Center	1950/2000	84%	76,885	155,685	65,000	Rainbow Foods (Non-Owned)	$776,549	$10.10

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,564,177	$12.52
						Best Buy
						Frank’s Nursery
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	95%	284,962	284,962	179,527	Cub Foods (Ground Lease)	$2,168,989	$7.61
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,093,747	$6.74
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$989,930	$7.33
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,127,494	$12.82
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$634,794	$8.68
Mississippi
County Line Plaza	1997	98%	221,567	268,367	171,062	Haverty’s Furniture	$2,982,133	$13.46
						OfficeMax
						Barnes & Noble
						Old Navy
						Just For Feet
						Circuit City (Non-Owned)
Missouri
Clocktower Place	1987	98%	214,198	222,348	129,807	Dierberg’s Market	$2,311,120	$10.79
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,423,650	$9.75
						Lukas Liquors

Grandview Plaza	1961/1991	91%	296,008	296,008	200,075	Schnuck’s Supermarket	$1,920,298	$6.49
						Old Time Pottery
						OfficeMax
						Walgreens

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Hub Shopping Center	1972/1995	94%	163,072	163,072	103,322	Price Chopper Supermarket	$856,108	$5.25

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket	$977,254	$7.79
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$534,552	$7.47

Marketplace at Independence	1988	94%	241,898	253,398	133,942	Price Chopper Supermarket	$2,143,146	$8.86
						Old Navy

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Hen House Grocery	$1,568,463	$8.26
						Hobby Lobby
						Factory Oak Outlet

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket	$1,479,584	$9.15
						Westlake Hardware
Nebraska
Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’ IGA Supermarket	$182,698	$5.31
						Shopko (Non-Owned)

Cornhusker Plaza	1988	95%	84,083	163,063	121,723	Hy-Vee Supermarket	$450,977	$5.36
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$564,724	$8.24
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	95%	179,964	406,514	210,020	SuperSaver Supermarket	$1,530,842	$8.51
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,377	$7.69

Miracle Hills Park	1988	82%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$521,391	$7.49

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,036,401	$8.01
						Movies 8
New Hampshire
Bedford Grove	1989	97%	216,941	216,941	175,745	Shop N’ Save	$1,666,859	$7.68
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	92%	264,564	264,564	192,207	Marshalls	$2,473,167	$9.35
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,971	189,971	129,551	Demoulas Market Basket	$836,850	$4.57
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket	$1,028,404	$7.00
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

New Jersey
Cross Keys Common	1995	86%	345,928	345,928	169,218	Wal-Mart	$2,753,418	$7.96
						Staples
						Ross Dress for Less

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,356,640	$14.78
						Clearview Cinema (Ground Lease)
						Michaels
New Mexico
St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22
New York
College Plaza	1975/1994	99%	175,086	175,086	126,812	Bob’s Stores	$1,433,450	$8.19
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	100%	58,969	58,969	36,989	Pathmark	$904,250	$15.33

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$1,937,597	$23.83
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,201,934	$24.84

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$989,204	$16.14

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,033,927	$14.37
						TJ Maxx

Nesconset Shopping Center	1961/1999	99%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,705,711	$13.87

Parkway Plaza	1973/1992	100%	89,704	89,704	31,600	TJ Maxx	$1,847,095	$20.59

Roanoke Plaza	1972/1994	97%	87,161	89,661	43,590	Best Yet Market	$988,122	$11.34
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$586,727	$13.30

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,094,243	$15.91
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	97%	84,480	89,680	56,759	Waldbaum’s Supermarket	$643,397	$7.62

Three Village Plaza	1964/1991	93%	77,458	77,458	40,455	Swezey and Newins	$762,171	$9.84

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$887,373	$16.76

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

North Carolina

The Commons at Chancellor Park	1994	99%	341,860	351,460	309,041	Home Depot (Ground Lease)	$2,337,940	$6.84
						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Gold’s Gym

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe’s Home Centers	$1,016,803	$6.91
						Babies R US

Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,051,311	$9.58
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	99%	349,356	349,356	296,740	Food Lion Supermarket	$3,298,094	$9.44
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	91%	283,647	293,247	98,222	Winn Dixie Supermarket	$2,643,216	$9.32
						Burlington Coat Factory

New Centre Market	1998	99%	143,763	266,263	202,040	Target (Non-Owned)	$1,695,239	$11.79
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	81%	260,405	260,405	85,447	Marshalls	$2,144,076	$8.23
						Dick’s Sporting Goods

University Commons	1989	85%	231,943	231,943	100,013	Lowes Foods	$2,285,851	$9.86
						TJ Maxx
						AC Moore

University Commons Greenville	1996	100%	232,821	338,021	270,249	Kroger Supermarket	$2,628,319	$11.29
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Wendover Place	1997	97%	415,775	547,075	441,954	Harris-Teeter/Michaels	$4,325,212	$10.40
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,458,817	$9.29
						Marc’s Pharmacy

Clock Tower Plaza	1989	99%	237,975	244,475	172,300	Ray’s Supermarket	$1,466,068	$6.16
						Wal-Mart

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods	$2,312,232	$8.42
						Office Depot
						Michigan Sporting Goods
						AJ Wright

Pennsylvania

Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$377,977	$4.54

Lehigh Shopping Center	1955/1999	75%	365,543	369,543	211,215	Giant Foods (Ground Lease)	$1,921,159	$5.26
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Frank’s Nursery

Warminster Towne Center	1997	100%	237,345	318,028	260,066	Shop Rite Supermarket	$3,095,063	$13.04
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

South Dakota

Baken Park	1962/1997	91%	195,526	195,526	95,039	Nash Finch Supermarket	$1,304,324	$6.67
						Ben Franklin
						Boyd’s Drug

Tennessee

Oakwood Commons (11)	1989/1997	83%	291,527	294,277	159,072	Publix Supermarket	$1,596,239	$5.48
						Bed, Bath & Beyond
						Ross Dress for Less
						Peebles Department Store

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$1,920,833	$7.27
						K-Mart
						Goody’s Family Clothing
						World Gym

Williamson Square (12)	1988/1993	86%	331,931	342,181	167,287	Kroger Supermarket	$2,366,329	$7.13
						Hobby Lobby
						USA Baby
						Hancock Fabrics

Texas

Buckingham Place	1980/1997	92%	150,228	156,228	96,274	Minyard Food Stores	$973,555	$6.48
						Big Lots

The Crossing	2000/2001	93%	187,132	253,511	150,963	Kroger Signature (Non-Owned)	$2,011,651	$10.75
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	89%	104,803	131,803	24,025	Staples	$1,911,665	$18.24

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$678,358	$8.63

Randall’s Fairmont	1985/2003	88%	104,708	110,908	55,008	Randall’s Food Market	$849,792	$8.12

Royal Oaks Village	2001/2002	97%	145,286	145,286	83,652	HEB Grocery	$2,831,447	$19.49

Trinity Commons (13)	1998	96%	197,423	197,423	84,228	Tom Thumb	$3,041,248	$15.40
						DSW Shoe Warehouse

Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket	$1,842,083	$8.20
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,347,690	$12.97
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin

Fairacres Shopping Center	1992	100%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$691,959	$8.68

Fitchburg Ridge	1980	80%	50,555	61,805	16,631	Wisconsin Dialysis	$349,770	$6.92

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$826,013	$4.86
						K-Mart

Garden Plaza	1990	90%	80,099	80,099	49,564	Pick ‘N Save Supermarket	$492,999	$6.15

Madison Plaza	1988/1994	33%	127,584	127,584	N/A	N/A	$379,134	$2.97

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2004	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Mequon Pavilions	1967/1991	94%	211,425	211,425	65,995	Sendik’s Food Market	$2,593,518	$12.27
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,288	195,388	149,674	Pick ‘N Save Supermarket	$840,820	$8.55
						K-Mart (Non-Owned)

Oak Creek Centre	1988	43%	91,510	99,510	N/A	N/A	$327,257	$3.58

Park Plaza	1959/1993	54%	113,828	113,828	29,213	Big Lots	$451,732	$3.97

Spring Mall	1967/1994	90%	205,435	205,435	135,055	Pick ‘N Save Supermarket	$1,478,156	$7.20
						TJ Maxx
						Walgreens

Taylor Heights	1989	100%	85,072	223,862	158,630	Piggly Wiggly Foods	$910,599	$10.70
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		92%	27,606,170	32,800,636	20,749,010		$235,687,158	$8.54

Office Buildings:

William J. McCarthy Building	1963/1995	89%	93,210	93,210		NETT	$3,137,988	$33.67

545 Boylston Street	1972/1996	100%	89,308	89,308		Allied Advertising	$3,122,117	$34.96
						Trinity Church

Executive Office Building	1970	95%	40,180	40,180		Lipner Gordon & Co.	$843,311	$20.99
						Norca Corporation
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		94%	222,698	222,698			$7,103,416	$31.90

TOTAL PORTFOLIO		92%	27,828,868	33,023,334			$242,790,574	$8.72

Heritage Property Investment Trust, Inc.

Property Listing Notes

(1)               Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)               Represents gross leasable area owned by us, including 1,416,523 square feet of gross leaseable area subject to ground leases and excludes 5,194,466 square feet of non-owned gross leasable area.

(3)               Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.2 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.4 million square feet of ground leased gross leaseable area.

(4)               Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)               We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)               We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at June 30, 2004 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)               Represents Annualized Base Rent divided by Company Owned GLA at June 30, 2004.

(8)               Property contains 11,697 square feet of office space.

(9)               Property is comprised of two shopping centers.

(10)         Property contains 32,406 square feet of office space.

(11)         We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)         Williamson Square is owned in a joint venture of which we own 60%.

(13)         We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Heritage Property Investment Trust, Inc.

Value Creation Pipeline - 2004 Acquisitions/Dispositions

Acquisitions

Property	Date Acquired	Company Owned GLA	Total GLA	Initial Investment	Percent Leased

Long Meadow Commons	Apr-04	118,471	118,471	$18,497,000	95%

Total Acquisitions		118,471	118,471	$18,497,000	95%

Dispositions

Property	Type of Property	Date Disposed	Net Proceeds	Net Book Value	Net Gain

Fortune Office Building	Office Building	Apr-04	$7,205,000	$4,217,000	$2,988,000

Total Dispositions			$7,205,000	$4,217,000	$2,988,000

Heritage Property Investment Trust, Inc.

PROPERTY NAME:	Long Meadow Commons
LOCATION:	Mundelein, IL
COMPANY OWNED GLA:	118,471
TOTAL GLA:	118,471
YEAR BUILT/RENOVATED:	1996
PURCHASE PRICE:	$18.5 million
CLOSING DATE:	April 30, 2004
% LEASED :	95%
FUNDING SOURCE:	Line of credit & assumed mortgage loan payable
ANCHOR TENANTS:

Tenant	SF	Lease Expiration

Dominick’s Supermarket	65,816	9/30/2016

Heritage Property Investment Trust, Inc.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K for the year ended December 31, 2002, and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we feel to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it  t is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.